UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of Earliest Event Reported):             July 20, 2007


               Boston Financial Tax Credit Fund Plus L.P.
              ------------------------------------------
             Exact name of registrant as specified in its charter)

                  Delaware                   000-22104        04-3105699
           ---------------------          -------------      --------------
        (State or other jurisdiction        (Commission     (I.R.S. Employer
             of incorporation)              File Number)   Identification No.)

    101 Arch Street, 16th Floor, Boston,                       02110-1106
               Massachusetts
________________________________                               ____________
(Address of principal executive offices)                       (Zip Code)

 Registrant's telephone number, including area code:    (617) 439-3911

                                 Not Applicable
                 ----------------------------------------------
             Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to Rule 14a-12 under the   Exchange Act
         (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant's Certifying Accountant.

         (a) Previous independent registered public accounting firm
         (1) On July 20, 2007, PricewaterhouseCoopers LLP ("PwC") was dismissed as the independent registered public accounting firm of the registrant, effective immediately. The decision to change independent registered public accounting firms was recommended and approved by the registrant's managing general partner, the entity performing the functions of an audit committee for the registrant.

                  (2) The reports of PwC on the registrant's financial statements for the past two fiscal years ended March 31, 2007 and March 31, 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

                  (3) During the years ended March 31, 2007 and March 31, 2006 and through July 20, 2007, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the registrant's financial statements for such years.

                  (4) During the years ended March 31, 2007 and 2006 and through July 20, 2007, there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K except for material weaknesses in the registrant's internal controls over financial reporting. These material weaknesses are as follows:

o The registrant did not maintain sufficient preventive internal controls to ensure that it complied with its contractual agreements. Specifically, the registrant has determined that the registrant's cash was invested in below-market interest bearing accounts as part of a banking arrangement which resulted in financial benefits to affiliates of the General Partner. The General Partner subsequently determined that this arrangement was inconsistent with the terms of the Partnership Agreement and terminated the arrangement. The General Partner intends to pay the interest lost by the registrant to the registrant in July 2007. In addition, the registrant did not effectively monitor contracts that limited certain expenses.

o The registrant did not maintain sufficient internal controls to ensure the completeness of certain expense accruals.


o The registrant did not maintain sufficient internal controls to monitor contingent proceeds from sales of investments. Additionally, in connection with certain sales of investments, the registrant did not obtain written, executed documents as evidence of the terms of the sale.



o The registrant did not maintain sufficient internal controls to ensure that the financial statements appropriately reflected its equity in income(losses) from investees.

         The registrant's managing general partner, the entity performing the functions of an audit committee for the registrant, has discussed this material weakness with PricewaterhouseCoopers and have authorized PricewaterhouseCoopers to respond fully to any inquiries about the registrant's material weaknesses over financial reporting as may be made by the registrant's successor independent registered public accounting firm.

                  (5) The registrant has requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated July 26, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

         (b) New independent registered public accounting firm
             On July 25, 2007, the managing member of the registrant engaged The Reznick Group, P.C. ("Reznick") as the registrant's independent registered public accounting firm. During the past two fiscal years ended March 31, 2007 and March 31, 2006 and through July 20, 2007, neither the registrant nor anyone on its behalf consulted with Reznick regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report nor oral advice was provided to the registrant by Reznick that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).


Item 9.01         Financial Statements and Exhibits


(d)      The following exhibits are filed as part of this report:

         16.1 Letter to Securities and Exchange Commission from PricewaterhouseCoopers LLP, dated July 26, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 25, 2007


                   Boston Financial Tax Credit Fund Plus L.P.


                                         By:      /s/ Michael H. Gladstone
                                                  ---------------------------
                                                  Name: Michael H. Gladstone
                                                  Title:Vice President of Arch
                                                        Street VIII, Inc., its
                                                        managing general partner

                                 Exhibit Index


Exhibit No.           Description

16                    Letter re: change in certifying accountant

                                  Exhibit 16.1

                                                    PricewaterhouseCoopers LLP
                                                    160 Federal Street
                                                    Boston MA 02110-9862
                                                    Telephone (617) 428 8400
                                                    Facsimile (617)439 7393





  July 26, 2007

  Securities and Exchange Commission
  100 F Street, N.E.
  Washington, DC 20549

  Commissioners:

  We have read the statements made by Boston Financial Tax Credit Fund Plus L.P. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Boston Financial Tax Credit Fund Plus L.P. dated July 20, 2007. We agree with the statements concerning our Firm in such Form 8-K. However, we have no basis on which to comment on the current status of material weaknesses in (i) internal controls and (ii) disclosure controls and procedures or any related remediation efforts. The "registrant" referred to the aforementioned
  Item 4.01 Form 8-K is Boston Financial Tax Credit Fund Plus L.P.


  Very truly yours,

  /s/ PricewaterhouseCoopers LLP